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                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549
                       ----------------------------------------


                                       FORM 8-K



                                    CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF

                         THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported)      December 5, 1997
                                                     ------------------------


                   NATIONAL MEDICAL FINANCIAL SERVICES CORPORATION
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          (Exact name of small business issuer as specified in its charter)



         Nevada                      0-25344                  25-1741216
       ---------                   -----------               ------------
     (State or other juris-      (Commission file          (I.R.S. Employer
    diction of organization)          number)              Identification No.)



         1315 Greg Street, Suite 103, Sparks, Nevada              89431
        ---------------------------------------------           ----------
            (Address of principal executive offices)            (Zip Code)



         Registrant's telephone number, including area code   (702) 356-2315
                                                            -----------------

                                    Not Applicable
                                 -------------------
            (Former name or former address, if changed since last report)

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    Item 4.   Changes in Registrant's Certifying Accountant.


    Effective December 5, 1997, National Medical Financial Services Corporation (the "Corporation") engaged Medwig, Labriola & Co. as its principal accountants. During the last two fiscal years and the subsequent interim periods to the date hereof, the Corporation did not consult with Medwig, Labriola & Co. regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

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        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                        NATIONAL MEDICAL FINANCIAL SERVICES CORPORATION

                       ------------------------------------------------
                                       (Registrant)



Date:  December 10, 1997           By:   /s/  Robert W. Horner, Jr.
                            ---------------------------------------
                             Robert W. Horner, Jr., Vice President,
                               Chief Financial Officer, Secretary
                                and Treasurer



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